Exhibit 99.1

GNC ANNOUNCES ADJOURNMENT OF SPECIAL MEETING OF STOCKHOLDERS UNTIL

10:00 AM EASTERN TIME ON MAY 17, 2018

Votes Received to Date Indicate Strong Support for Share Issuance in

Connection with Hayao Investment

Shareholders Who Have Not Yet Voted are Encouraged to Vote During Adjournment – Every Vote Counts

PITTSBURGH, May 9, 2018 — GNC Holdings, Inc. (NYSE: GNC) (the “Company”) today announced that its Special Meeting of Stockholders, scheduled for and convened on April 25, 2018 and to be reconvened on May 9, 2018 (the “Special Meeting”), will be further adjourned until 10:00 A.M., Eastern Time, on May 17, 2018 at the Omni William Penn, 530 William Penn Place, Sternwheeler Room, Pittsburgh, Pennsylvania 15219 to allow additional time to solicit proxies and obtain a quorum for the meeting.

The Company noted that while a substantial majority (over 93%) of the proxies received as of May 8, 2018 authorized a vote in favor of the issuance of convertible preferred shares to Harbin Pharmaceutical Group Holdings Co., Ltd. (“Hayao”) (the “Share Issuance Proposal”) in connection with Hayao’s strategic investment in the Company, holders of approximately 45% of the outstanding shares of the Company’s common stock had submitted proxies to vote at the Special Meeting. Approval of the Share Issuance Proposal requires the affirmative vote of a majority of the shares present (in person or by proxy) and entitled to vote at the Special Meeting. However, although the number of outstanding shares of the Company’s common stock that have submitted proxies to vote at the Special Meeting has increased significantly from the 36% that had been submitted as of April 25, 2018, which was the original date for the Special Meeting, the necessary quorum of a majority of the outstanding shares of the Company’s common stock still has not been established for the Special Meeting. In addition to noting the initial indication of shareholder support, GNC also noted that leading proxy advisory firms, Institutional Shareholder Services Inc. and Glass, Lewis & Co., recommend shareholders vote “FOR” the Share Issuance Proposal.

During the adjournment period, the Company will continue to solicit proxies from its stockholders with respect to the Share Issuance Proposal. Only stockholders of record on the record date of March 23, 2018 (the “Record Date”), are entitled to and are being requested to vote. If a stockholder has previously submitted its proxy card and does not wish to change its vote, no further action is required by such stockholder.

The Share Issuance Proposal is described in further detail in the proxy statement filed with the Securities and Exchange Commission (“SEC”) on March 26, 2018 and mailed to stockholders on or about March 26, 2018. No changes have been made in the proposal to be voted on by stockholders at the Special Meeting. The Company’s proxy statement and any other materials filed by the Company with the SEC remain unchanged and can be obtained free of charge at the SEC’s website at www.sec.gov.

GNC encourages all stockholders that have not yet voted to vote their shares by 11:59 p.m., Eastern Time, on Wednesday, May 16, 2018. If you have not voted, or have misplaced your proxy materials or are uncertain if you have voted all the shares you are entitled to vote please see “How You Can Vote,” below. Every single vote counts.

How You Can Vote

If you have any questions about how to vote, please contact MacKenzie Partners, Inc. at (800) 322-2885 or via email at proxy@mackenziepartners.com.

Stockholders of Record

The deadline for voting online is 11:59 pm EST on Wednesday, May 16, 2018. The Company encourages record holders to vote in one of the following ways:

1.

Internet. Go to www.proxyvote.com to use the Internet to transmit your voting instructions. Have your proxy card in hand when you access the website. The new deadline for voting online is 11:59 pm EST on Wednesday, May 16, 2018.

2.	Phone. Call 1-800-690-6903 using any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call.

Voting by any of these methods will not affect your right to attend the Special Meeting and vote in person. However, for those who will not be voting in person at the Special Meeting, your final voting instructions must be received by no later than 11:59 p.m., Eastern Time, on May 16, 2018.

All stockholders of record as of the Record Date may attend the Special Meeting and vote in person. Stockholders will need to present proof of ownership of our Common Stock as of the Record Date, such as a bank or brokerage account statement, and a form of personal identification to be admitted to the Special Meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Special Meeting.

Beneficial Owners

Most of our stockholders hold their shares through a broker, bank or other nominee, rather than directly in their own name. If you hold your shares in one of these ways, you are considered the beneficial owner of shares held in street name, and the proxy materials were forwarded to you by your broker, bank or nominee, who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote. Your broker, bank or nominee enclosed a voting instruction form for you to use in directing the broker, bank or nominee on how to vote your shares. If you hold your shares through an NYSE member brokerage firm, that member brokerage firm does not have the discretion to vote shares it holds on your behalf without instructions from you with respect to the Share Issuance Proposal.

The Board of Directors of the Company recommends that the Company’s stockholders vote “FOR” the Share Issuance Proposal.

About Us

GNC Holdings, Inc. (NYSE: GNC) - Headquartered in Pittsburgh, PA - is a leading global specialty health, wellness and performance retailer.

GNC connects customers to their best selves by offering a premium assortment of heath, wellness and performance products, including protein, performance supplements, weight management supplements, vitamins, herbs and greens, wellness supplements, health and beauty, food and drink and other general merchandise. This assortment features proprietary GNC and nationally recognized third-party brands.

GNC’s diversified, multi-channel business model generates revenue from product sales through company-owned retail stores, domestic and international franchise activities, third-party contract manufacturing, e-commerce and corporate partnerships. As of March 31, 2018, GNC had approximately 8,900 locations, of which approximately 6,700 retail locations are in the United States (including approximately 2,400 Rite Aid franchise store-within-a-store locations) and franchise operations in approximately 50 countries.

About Harbin Pharmaceutical Group Holding Co., Ltd.

Harbin Pharmaceutical Group Holding Co., Ltd. – Headquartered in Harbin City Heilongjiang Province, China – is one of the leading pharma and VMS companies in China. Hayao has a broad portfolio of OTC (Over-The-Counter), Rx (prescription) and VMS products, and is also engaged in pharma distribution and retail pharmacy businesses. Hayao has many National renowned brands that have very high consumer awareness including “San Jing”, and command leading market share in the mineral supplements category.

Hayao has access to an extensive distribution and retailing network by directly operating more than 300 chain retail pharmacies and collaboration with around 800 drug and VMS distributors to build Nation-wide coverage.

Additional Information About the Equity Issuance and Where to Find It

In connection with the proposed equity issuance, on March 26, 2018, GNC filed with the SEC and sent to its stockholders a definitive proxy statement. INVESTORS OF GNC ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GNC, HAYAO AND THE PROPOSED EQUITY ISSUANCE. Investors may obtain a free copy of these materials and other documents filed by GNC with the SEC at the SEC’s website at www.sec.gov, at GNC’s website at www.gnc.com or by sending a written request to GNC at GNC Holdings, Inc., 300 Sixth Avenue, Pittsburgh, Pennsylvania 15222, Attention: Secretary.

Forward-Looking Statements

This release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the Company’s financial condition, results of operations and business that is not historical information. Forward-looking statements can be identified by the use of terminology such as “subject to,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “projects,” “may,” “will,” “should,” “can,” the negatives thereof, variations thereon and similar expressions, or by discussions regarding dividend, share repurchase plan, strategy and outlook. While GNC believes there is a reasonable basis for its expectations and beliefs, they are inherently uncertain. The Company may not realize its expectations and its beliefs may not prove correct. Many factors could affect future performance and cause actual results to differ materially from those matters expressed in or implied by forward-looking statements, including but not limited to (1) GNC may be unable to obtain stockholder approval as required for the equity issuance; (2) conditions to the closing of the transaction may not be satisfied and required regulatory approvals may not be obtained; (3) the transaction may involve unexpected costs, liabilities or delays; (4) the business of GNC may suffer as a result of uncertainty surrounding the transaction; (5) the outcome of any legal proceedings related to the transaction; (6) GNC may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the securities purchase agreement; or (8) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Actual results could differ materially from those described or implied by such forward-looking statements. For a listing of factors that may materially affect such forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

This document will not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Participants in Solicitation

The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed equity issuance. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed equity issuance are set forth in the Company’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed equity issuance are set forth in the definitive proxy statement filed on March 26, 2018 with the SEC in connection with the proposed equity issuance.